UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

Ovintiv Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39191	84-4427672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1700, 370 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 1, 2025, Ovintiv, Inc., a Delaware corporation (the “Corporation”), held an annual meeting of the shareholders of the Corporation (the “Meeting”). At the Meeting, the shareholders of the Corporation approved the Third Amendment to the Omnibus Incentive Plan of Ovintiv Inc. (the “Amendment”), as summarized in the Corporation’s definitive proxy statement on Schedule 14A for the Meeting filed with the U.S. Securities and Exchange Commission on March 20, 2025 (the “Proxy Statement”). The Amendment previously had been approved, subject to shareholder approval, by the board of directors of the Corporation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, the following matters, as further described in the Corporation’s Proxy Statement, were submitted to a vote of holders of common stock.

1.	Election of Directors

Each nominee listed in the Proxy Statement was elected as a director of the Corporation. The results of the vote by ballot were as follows:

	Shares For	Shares Against	Abstain	Broker Non-vote
Peter A. Dea	194,971,146	9,397,427	167,844	14,704,463
Sippy Chhina	203,825,808	430,847	279,762	14,704,463
Meg A. Gentle	201,529,881	2,842,045	164,491	14,704,463
Ralph Izzo	199,668,414	4,621,495	246,508	14,704,463
Terri G. King	203,977,847	386,536	172,034	14,704,463
Howard J. Mayson	202,468,078	1,900,432	167,907	14,704,463
Brendan M. McCracken	203,580,135	791,758	164,524	14,704,463
Steven W. Nance	200,819,477	3,550,918	166,022	14,704,463
George L. Pita	202,507,364	1,858,035	171,018	14,704,463
Thomas G. Ricks	194,538,704	9,829,909	167,804	14,704,463
Brian G. Shaw	200,180,720	4,186,345	169,352	14,704,463

2.	Advisory Vote to Approve Compensation of Named Executive Officers

The results of the non-binding advisory vote for the compensation of the Corporation’s named executive officers were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
191,966,561	12,334,085	235,771	14,704,463

3.	Third Amendment to the Omnibus Incentive Plan

The results of the vote for the third amendment to the Omnibus Incentive Plan were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
198,139,344	6,157,898	239,175	14,704,463

4.	Ratify PricewaterhouseCoopers LLP as Independent Auditors

The results for the ratification of PricewaterhouseCoopers LLP, Chartered Accountants, as the Corporation’s independent auditors were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
210,840,461	8,214,984	185,435	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1*	Third Amendment to Omnibus Incentive Plan of Ovintiv, Inc.

Exhibit 10.2*	Form of RSU Grant Agreement.

Exhibit 10.3*	Form of PSU Grant Agreement.

Exhibit 10.4*	Form of Director RSU Grant Agreement.

Exhibit 99.1	News Release dated May 5, 2025.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVINTIV INC.

Date: May 5, 2025	By:	/s/ Dawna I. Gibb
	Name:	Dawna I. Gibb
	Title:	Assistant Corporate Secretary

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